                                                                 EXHIBIT (c)(10)

                              TOKHEIM CORPORATION

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                              September 30, 1998


SCHLUMBERGER LIMITED
277 Park Avenue
New York, New York  10172-0266

Ladies and Gentlemen:

     Tokheim Corporation, an Indiana corporation (the "Company"), proposes to issue and sell to you ("Schlumberger"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), (i) US$40,000,000 aggregate principal amount of its 12% Junior Subordinated Notes due 2008 (the "Junior Subordinated Notes"), (ii) US$170,000,000 aggregate principal amount of its 12% Senior Subordinated Notes due January 28, 1999 (the "Senior Subordinated Notes") and (iii) warrants exercisable for shares (the "Warrant Shares") representing up to 19.9% of the outstanding common stock (the "Common Stock") of the Company. In the event that the Company is unable to repay the Senior Subordinated Notes at their stated maturity, the Senior Subordinated Notes will be exchanged , subject to certain conditions, for Increasing Rate Senior Subordinated Notes due 2007 (the "Roll-Over Notes", and together with the Junior Subordinated Notes and the Senior Subordinated Notes, the "Notes"). The Senior Subordinated Notes and the Roll-Over Notes will be issued pursuant to an Indenture to be dated as of September 30, 1998 (the "Senior Indenture") between the Company and Harris Trust and Savings Bank, as trustee (the "Senior Trustee"). The Junior Subordinated Notes will be issued pursuant to an Indenture to be dated as of September 30, 1998 (the "Junior Indenture") between the Company and Harris Trust and Savings Bank, as trustee (the "Junior Trustee"). Capitalized terms used but not specifically defined herein are defined in the Purchase Agreement. As an inducement to Schlumberger to enter into the Purchase Agreement, the Company agrees with Schlumberger, for the benefit of the holders of the Notes and the Common Stock, including Schlumberger (the "Holders"), as follows:

     1. Registered Exchange Offer. The Company shall prepare and, not later than 90 days after the exchange of any Senior Subordinated Notes for Roll-Over Notes (the "Conversion Date"), shall file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Exchange Offer") to the Holders of Roll-Over Notes to issue and deliver to such Holders, in exchange for the Roll-Over Notes, a like aggregate principal amount of debt securities of the Company (the "Exchange Notes") identical in all material respects to the Roll-Over Notes, except for the transfer restrictions relating to the Roll-Over Notes. The Company shall use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 150 days after the Conversion Date and shall keep the Exchange Offer Registration Statement effective for not less than 20 days (or longer, if required by applicable
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law) after the date on which notice of the Exchange Offer is mailed to the
Holders of Roll-Over Notes (such period being called the "Exchange Offer Registration Period"). The Company shall use its best efforts to consummate the Exchange Offer within 195 days after the Conversion Date. The Exchange Notes will be issued under the Senior Indenture.

     Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder of Roll-Over Notes electing to exchange Roll-Over Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, that such Holder acquires the Exchange Notes in the ordinary course of such Holder's business and that such Holder has no arrangements with any person to participate in the distribution of the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act,
(i) each Holder of Roll-Over Notes that is a broker-dealer electing to exchange Roll-Over Notes, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Notes (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Notes received by such Exchanging Dealer pursuant to the Exchange Offer.

     In connection with the Exchange Offer, the Company shall:

          (a) mail to each Holder of Roll-Over Notes a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Exchange Offer open for not less than 20 days after the date notice thereof is mailed to the Holders of the Roll-Over Notes (or longer if required by applicable law);

          (c) utilize the services of a Depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders of Roll-Over Notes to withdraw tendered Roll-Over Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all applicable laws.

     As soon as practicable after the close of the Exchange Offer, the Company shall:

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          (a) accept for exchange all Roll-Over Notes tendered and not validly withdrawn pursuant to the Exchange Offer;

          (b) deliver to the Senior Trustee for cancellation all Roll-Over Notes so accepted for exchange; and

          (c) cause the Senior Trustee or the Exchange Notes Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Roll-Over Notes, Exchange Notes equal in principal amount to the Roll-Over Notes of such Holder so accepted for exchange.

     Interest on each Exchange Notes issued pursuant to the Exchange Offer will accrue from the last interest payment date on which interest was paid on the Roll-Over Notes surrendered in exchange therefor or, if no interest has been paid on the Roll-Over Notes, from the date of original issue of the Roll-Over Notes.

     The Company will require each Holder of Roll-Over Notes participating in the Exchange Offer to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understandings with any person to participate in the distribution of the Roll-Over Notes or the Exchange Notes within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company within the meaning of the Securities Act.

     Notwithstanding any other provisions hereof, the Company will ensure that
(i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     2. Shelf Registration. If, because of any change in law or applicable interpretations thereof by the Commission's staff, the Company determines that it is not permitted to effect the Exchange Offer as contemplated by Section 1, or if for any other reason the Exchange Offer is not consummated within 195 days after the Conversion Date, or Holders of Roll-Over Notes so request with respect to Roll-Over Notes not eligible to be exchanged for Exchange Notes in an Exchange Offer and held by them following consummation of the Exchange Offer or if any Holder of Roll-Over Notes (other than an Exchanging Dealer) is not eligible to participate in the Exchange Offer or, in the case of any Holder of Roll-Over Notes that participates in the Exchange Offer (other than an Exchanging Dealer), does not receive freely tradable Exchange Notes in exchange for tendered Roll-Over Notes or if the Company so elects, the following provisions shall apply:

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          (a) The Company shall as promptly as practicable file with the
     Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Roll-Over Notes by the Holders of Roll-Over Notes from time to time in accordance with the methods of distribution elected by such Holders and set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

          (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders of Roll-Over Notes for a period of three years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Roll-Over Notes covered by the Shelf Registration Statement have been sold pursuant to the Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Roll-Over Notes covered thereby not being able to offer and sell such Roll-Over Notes during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 6(i) hereof, if applicable.

          (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3.  Registration on Request.   (a) For the period beginning 121 days after
thedate hereof and ending onthe second anniversary hereof, upon the written request of the Holders of a majority of the Warrants or the Holders of a majority of the Junior Subordinated Notes or the Warrant Shares (collectively, the "Demand Registrable Securities", and together with the Roll-Over Notes, the "Securities") requesting that the Company effect the registration under the Securities Act of all or part of such Holders' respective Demand Registrable Securities, the Company shall promptly give written notice of such requested registration to all Holders of such Demand Registrable Securities, and thereupon the Company shall promptly use commercially reasonable efforts to effect the registration under the Securities Act of

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     (i)   the Demand Registrable Securities which the Company has been so requested to register by such Holders, and

     (ii) all other Demand Registrable Securities which the Company has been requested to register by the Holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Demand Registrable Securities so to be registered. All registrations requested pursuant to this
Section 3(a) are referred to herein as "Demand Registrations." Notwithstanding the foregoing, if the Company shall be engaged in non-public discussions regarding a material transaction that, in the judgment of the Company is not ripe for disclosure but that would be required to be disclosed in any such registration, the Company may defer complying with the provisions hereof for a period of 90 days following receipt of any written request hereunder.

     (b) The holders of Demand Registrable Securities will be entitled to request one registration in which the Company will pay all Registration Expenses. Such registration shall be underwritten.

     (c) Whenever the Company shall effect a registration pursuant to this
Section 3 in connection with an offering by one or more Holders of Demand Registrable Securities, subject to the provisions of Section 3(f), securities other than Demand Registrable Securities may be included among the securities covered by such registration.

     (d) A Demand Registration pursuant to this Section 3 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the Holders requesting such registration. A requested Demand Registration under this Section 3 may be rescinded by written notice to the Company by the Holders requesting such registration prior to filing of the registration statement and such rescinded registration shall not count as a registration statement initiated pursuant to this Section 3.

     (e) With respect to any registration pursuant to this Section 3, the Company may include in such registration any other securities; provided, however, that in the event the registration is for a registered public offering involving an underwriting, if the underwriter (or the managing underwriter on behalf of the underwriters) advises the Company that the inclusion of all Demand Registrable Securities and other securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Demand Registrable Securities shall be given first priority with respect to the marketing of such securities.

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     (f) Notwithstanding any other provision of this Section 3, at any time or from time to time, if the Company effects the registration of less than 90% of all of the Demand Registrable Securities requested to be registered pursuant to
Section 3(a) and Section 3(b), the Holders of a majority of the Demand Registrable Securities shall be entitled to request an additional registration pursuant to Section 3(a) and Section 3(b), as the case may be. Any such registration shall be requested, effected and in all other respects in accordance with the terms of Section 3(a), and the Company will pay all Registration Expenses in connection with any such registration.

     4. Piggyback Registration. (a) If, during the period beginning 121 days after the date hereof and ending on the second anniversary of the date hereof, the Company at any time proposes to register any of its securities under the Securities Act (other than registrations (i) on Form S-4, Form S-8, or any successor forms thereto, or (ii) pursuant to Section 3), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Demand Registrable Securities (a "Piggyback Registration"), the Company will at each such time give prompt written notice to all Holders of Demand Registrable Securities of its intention to do so and of such Holders' rights under this Section 4. Upon the written request of any such Holder made within 30 days after the receipt of any such notice (which request shall specify the Demand Registrable Securities intended to be disposed of by such Holder), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of all Demand Registrable Securities which the Company has been so requested to register by the Holders thereof on the same terms and conditions as the securities otherwise being sold in such registration, to the extent requisite to permit the disposition of the Demand Registrable Securities so to be registered. The Holders of the Demand Registrable Securities will pay all Registration Expenses in connection with each registration of Demand Registrable Securities requested pursuant to this
Section 4.

     (b) If (i) a registration pursuant to this Section 4 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Holders of Demand Registrable Securities request any Demand Registrable Securities to be included in such underwritten offering pursuant to this Section 4 and (iii) the managing underwriter of such underwritten offering shall inform the Company in writing of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without adversely affecting the price to be received thereon, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, (x) first, all securities proposed by the Company to be sold for its own account or all securities (other than Demand Registrable Securities) proposed by the Company to be sold for the account of the holders thereof, as the case may be, (y) second, such Demand Registrable Securities requested to be included in such registration pro rata on the basis of the number of shares of such Demand Registrable Securities so proposed to be sold and so requested to be included, and (z) third, other securities requested to be included in such registration.

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     (c) If the Company has previously filed a registration statement with respect to Demand Registrable Securities pursuant to Section 3 or this Section 4, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous registration.

     5. Registration Procedures. To the extent applicable, in connection with any Registration Statement, the following provisions shall apply:

     (a) The Company shall advise the Holders of Securities, and, if requested by any such Holder, confirm such advice in writing (which advice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

           (i) when such Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

           (ii) of any request by the Commission for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

           (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

           (v) of the happening of any event that requires the making of any changes in such Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b) The Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

     (c) The Company will furnish to each Holder of Securities included within the coverage of any Registration Statement, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

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     (d) The Company will deliver to each Holder of Securities included within the coverage of any Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the prospectus, or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of any Securities covered by the prospectus or any amendment or supplement thereto.

     (e) The Company will furnish to each Exchanging Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if such Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

     (f) The Company will, during any Registration Period, as applicable, promptly deliver to each Exchanging Dealer or underwriter, as applicable, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Exchanging Dealer or underwriter, as applicable, may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by any such Exchanging Dealer or underwriter, as applicable, as aforesaid.

     (g) Prior to any public offering of Securities pursuant to any Registration Statement, the Company will use its reasonable best efforts to register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

     (h) The Company will cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities pursuant to such Registration Statement.

     (i) Upon the occurrence of any event contemplated by clauses (a)(ii) through (v) above during the period for which the Company is required to maintain an effective Registration Statement, the Company will promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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     (j) Not later than the effective date of the applicable Registration
Statement, the Company will provide a CUSIP number for such Securities, and provide the applicable trustee with printed certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

     (k) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

     (l) The Company will cause any Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

     (m) The Company may require each Holder of Securities to be sold pursuant to any Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

     (n) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of such Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of Securities pursuant to any Registration Statement.

     (o) In the case of any Registration Statement, the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined in Section 7) acting for, the Holders, and any underwriter participating in any disposition pursuant to any Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative, counsel or any such underwriter (an "Inspector") in connection with any such Registration Statement, subject to executing a confidentiality undertaking in customary form with respect to confidential and/or proprietary information of the Company.

     (p) In the case of any Registration Statement, the Company, if requested by Holders of a majority in aggregate principal amount, their Special Counsel, or the managing underwriters (if any) in connection with any Registration Statement, shall use its best efforts to cause (w) its counsel to deliver an opinion relating to such Registration Statement and such Securities, in customary form, (x) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount, their Special Counsel, or the managing underwriters (if any) and (y) its independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted by Statement of Auditing Standards No. 72.

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     (q) The Company will use its best efforts to cause any Securities covered by a Registration Statement, as applicable, to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of the Securities covered by such Registration Statement or the managing underwriters, if any.

     (r) The Company will use its best efforts to cause the Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which securities issued by the Company are then listed, if so requested by Holders of a majority in aggregate principal amount of the Securities covered by such Registration Statement or the managing underwriters, if any.

     (s) In the case of any Registration Statement, each Holder of Securities agrees by acquisition of such Securities that, upon receipt of any notice of the Company pursuant to Section 6(a)(ii) through (v), such Holder will discontinue disposition of such Securities covered by such Registration Statement until such Holder's receipt of copies of the supplemental or amended Prospectus contemplated by Section 6(i), or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 6(a)(ii) through (v) during the period that the Company is required to maintain an effective Shelf Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 6(i) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

     6. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections l, 2, 3 (provided however, that, subject to the terms of Section 3, the Company shall only bear the expenses for one Demand Registration initiated pursuant to Section
3) and 5 and will reimburse the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities (the "Special Counsel") acting for the Holders in connection therewith. The Holders' of Securities shall be required to bear all expenses incurred as a result of their exercise of Piggyback Rights pursuant to Section 4.

     7. Indemnification. (a) In connection with any Registration Statement or any prospectus delivery, the Company shall indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or the omission or alleged omission therefrom of a material fact necessary in order to make

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     the statements therein, in the light of the circumstances under which they were made, not misleading; and

           (ii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or regulatory agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission.

provided, however, that the foregoing indemnity shall not apply to any loss, liability, claim, damage and expense arising from any untrue statement or alleged untrue statement of a material fact relating to the Holder and furnished by the Holder to the Company in connection with such Registration Statement.

     (b) In connection with any Registration Statement, each Holder agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of such controlling persons against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a), as incurred, arising out of or based upon any untrue statements or omissions, or alleged untrue statements or omissions, made in such Registration Statement (or any amendment or supplement thereto) in reliance on and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or in such amendment or supplement); provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities pursuant to such Registration Statement.

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any claim or action commenced against it in respect of which indemnity may be sought hereunder, provided, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any obligation that it may have pursuant to this Section except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and, provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than on account of this indemnity agreement. If any such claim or action shall be brought against an indemnified party, the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof (other than reasonable costs of investigation); provided, however, that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment, of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If a claim by an indemnified party for indemnification under this
Section 8 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, an indemnifying party that is a Holder of Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to any contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). Upon the request of any Holder of Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     9. Underwritten Registrations. If any of the Securities covered by any registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed).

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Securities whose Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities being sold by such Holders pursuant to such Registration Statement.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11(b), which address initially is Schlumberger Limited, 277 Park Avenue, New York, New York 10172-0266; and

          (2) if to the Company, initially at Tokheim Corporation, 10501 Corporation Drive, Ft. Wayne, Indiana 46845, USA.

     All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; when answered back, if faxed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

     (c) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

     (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (f) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT

THE RIGHT OF ANY HOLDER OF A TRANSFER RESTRICTED SECURITY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     (g) Remedies. In the event of a breach by the Company, or by a Holder of Securities, of any of their obligations under this Agreement, each Holder of Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder of Securities Notes agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, such seeker of specific performance shall waive the defense that a remedy at law would be adequate.

     (h) No Inconsistent Agreements. The Company has not, nor shall the Company on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders of Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to any of its debt securities to any person which has not been fulfilled. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the Holders of Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

     (i) No Piggyback on Registrations. None of the Company nor any of their respective security holders (other than the Holders of Securities in such capacity) shall have the right to include any securities of the Company in any registration which is initiated to comply with Section 1 or 2 of this Agreement.

     (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and Schlumberger.


                                        Very truly yours,

                                        TOKHEIM CORPORATION

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:


Agreed to and Accepted by:

SCHLUMBERGER LIMITED

By:
   --------------------------------
   Name:
   Title:

                                                                         ANNEX A


     Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Roll-Over Notes where such Roll-Over Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


     Each broker-dealer that receives Exchange Notes for its own account in exchange for Roll-Over Notes, where such Roll-Over Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Roll-Over Notes where such Roll-Over Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for
use in connection with any such resale.  In addition, until                  ,
199 , all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus./1/

     The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Roll-Over Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Roll-Over Notes) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Roll-Over Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.



------------------

/1/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D


     [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:     ______________________________________
          Address:  ______________________________________
                    ______________________________________


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Roll-Over Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.